SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2003

WORLD ACCEPTANCE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

South Carolina	0-19599	57-0425114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

108 Frederick Street Greenville, South Carolina 29607
(Address of Principal Executive Offices) (Zip Code)

(864) 298-9800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or address, if changed from last report)

Item 7. Financial Statements and Exhibits.

(c) The following exhibit is filed as part of this report.

Exhibit 99.1—Press Release issued April 22, 2003

Item 9. Regulation FD Disclosure

On April 22, 2003, World Acceptance Corporation issued a press release regarding earnings for the fourth quarter of the fiscal year ended March 31, 2003. A copy of this press release is attached hereto as Exhbit 99.1 and is incorporated by reference herein. This information is being furnished pursuant to Item 12 – Results of Operations and Financial Condition, of Form 8-K, and is being presented under Item 9 of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2003

ELITE INFORMATION GROUP, INC.

By:	/s/ A. ALEXANDER MCLEAN, III
A. Alexander McLean, III Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit	Exhibit No.

Press Release issued April 22, 2003	99.1